Exhibit 99.1

Supplemental Operating & Financial Data Q3 2021

Forward-Looking Statements

The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

-

risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

-

the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;

-	the extent of any tenant bankruptcies or of any early lease terminations;
-	the Company’s ability to lease or re-lease space at current or anticipated rents;
-	changes in the supply of and demand for the Company’s properties;
-	changes in interest rate levels and volatility in the securities markets;
-

the Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

-

forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income;

-	changes in operating costs;
-	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;
-

the Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

-	changes in governmental regulation, tax rates and similar matters; and
-

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2020. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Realty Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

This Supplemental Operating and Financial Data should be read in connection with the Company’s third quarter 2021 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on November 3, 2021) and quarterly report on Form 10-Q for the quarter ended September 30, 2021, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data.

Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above.

Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time.  Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP.  Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO.  Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs.  A reconciliation of net income to Core FFO and AFFO are included in the financial tables above.

Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity.  As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers.  NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies.  The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period.

Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Company Highlights

Q3 2021 Highlights

Continued strong multifamily leasing activity

▪	96.5% occupancy in operating multifamily portfolio as of October 24, 2021, 2.7% above pre-pandemic levels and up from 92.3% in the second quarter
▪	Three lease-up properties launched earlier this year were above 95% leased as of October 24, 2021

Simplifying and transitioning towards a pure-play multifamily REIT

▪	Two Waterfront office assets, totaling approximately 1.8 million square feet, are under contract for a combined sales price of $590 million

Implementing cost saving initiatives

▪	$5 million annual run-rate saving anticipated from the end of 2021 onwards as a result of internal reorganization
▪	5

Q3 2021 Key Financial Metrics

	Three Months Ended			Three Months Ended
	September 30, 2021	June 30, 2021		September 30, 2021	June 30, 2021
Net Income / (Loss) per Diluted Share	($0.33)	($0.81)	Key Portfolio Stats
Core FFO Per Diluted Share(1)	$0.17	$0.15	Multifamily Portfolio
Weighted Average - Diluted Shares(2)	99,975,082	99,872,946	Operating Units	5,825	5,825
Total Equity	$2.2 billion	$2.3 billion	% Physical Occupancy	96.4%	92.3%
Total Debt	$2.4 billion	$2.4 billion	Average Rent per Unit	$2,930	$2,914
Total Capitalization	$4.6 billion	$4.7 billion	In-Construction Units	1,616	1,616
Debt-to-Undepreciated Assets	46.3%	44.6%	Land Bank Units(3)	8,407	8,510
Net Debt	$2.3 billion	$2.3 billion	Office Portfolio
Annualized Adjusted EBITDA(1)	$153,166	$152,597	Square Feet of Office Space	5.1 million	5.3 million
Net Debt-to-Adjusted EBITDA	15.2x	15.1x	Consolidated In-Service Properties	8	9
			% Leased Office	73.5%	74.7%
			% Commenced Occupancy	70.5%	71.9%
			Cash Rental Rate Roll-Up(4)	N/A	(13.1%)
			GAAP Rental Rate Roll-Up(4)	N/A	(9.0%)
			Average In-Place Rent per Square Foot	$40.95	$40.72

1.	See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT).
2.	Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.
3.	850 of the 8,407 units in the Land Bank are associated with sites where the Company does not own the site, but rather has the options to acquire land for development.
4.

Cash Rental Rate Roll-Up is the change in starting rent for applicable signed lease transactions in the period compared to the last month’s rent for the prior space leased. GAAP Rental Rate Roll-Up is the change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased.

Components of Net Asset Value

$ in thousands

Real Estate Portfolio			Other Assets

Operating Multifamily NOI (Q3 Annualized)(1)	Total	At Share	Cash and Cash Equivalents	$23,308
New Jersey Waterfront	$72,928	$62,365	Restricted Cash	19,809
Massachusetts	19,992	19,992	Other Assets	239,976
Other	15,612	9,634	Subtotal Other Assets	$283,093
Total Operating Multifamily NOI	$108,532	$91,992
In-Construction Properties(2) (Stabilized NOI)	55,002	47,682	Liabilities
Waterfront Office (Q3 Annualized)	88,996	88,996
Other(3) (Q3 Annualized)	16,569	12,175	Total Debt - Multifamily	$1,812,663
Total NOI	$269,099	$240,846	Total Debt - Office	400,000
			Revolving Credit Facility	174,000
Office Sales / Land Value			Unamortized Deferred Financing Costs	(11,716)
			Other Liabilities	194,459
Gross Proceeds from Office Sale(4)		$25,250	Subtotal Liabilities	$2,569,406
Estimated Value of Land		553,823
			Other Considerations

			Rockpoint Interest	$466,365
			Preferred Equity / LP Interest	52,324

			Outstanding Shares

			Common Shares (Outstanding as of September 30, 2021)	99,968,787
			Fully Diluted Shares	99,975,082

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Net Asset Value (“NAV”) is the metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments.  The metric includes capital invested by the Company.

1.	Please see Operating Portfolio – Multifamily details for breakdown.
2.	See In-Construction Portfolio details for costs.
3.	Includes retail, hotel and suburban office. Offices at Crystal Lake in West Orange, NJ, was sold during the quarter and is not included.
4.	Includes 4 Gatehall Drive, which was sold on October 20, 2021.

Transaction Activity
$ in thousands (incl. per unit values) except per SF
		Transaction	Number of		Percentage	Gross Asset	Price per
	Location	Date	Buildings	SF	Leased	Value(1)	SF

Q1 2021 Dispositions
100 Overlook Center	Princeton, NJ	01/14/21	1	149,600	94.0%	$38,000	$254
Metropark portfolio	Edison & Iselin, NJ	03/24/21	4	926,656	91.2%	254,000	274
Total Q1 2021 Dispositions			5	1,076,256	91.6%	$292,000	$271

Q2 2021 Dispositions(2)
Short Hills portfolio	Short Hills, NJ	04/20/21	4	828,413	82.0%	$255,000	$308
Red Bank portfolio	Red Bank, NJ	06/11/21	5	639,490	68.1%	84,000	131
Wegman's Retail Center	Hanover, NJ	06/30/21	4	151,488	100.0%	46,000	304
Total Q2 2021 Dispositions			13	1,619,391	78.2%	$385,000	$238

Q3 2021 Dispositions(3)
7 Giralda Farms	Madison, NJ	07/26/21	1	236,674	60.1%	$29,000	$123
Total Q3 2021 Dispositions			1	236,674	60.1%	$29,000	$123

Q4 2021 Dispositions to Date
4 Gatehall Drive	Parsippany, NJ	10/20/21	1	248,480	40.9%	$25,250	$102
Total Q4 2021 Dispositions to Date			1	248,480	40.9%	$25,250	$102

1.	Acquisitions list gross purchase prices at 100% ownership level; dispositions list gross sales proceeds at 100% ownership level.
2.	On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million.
3.	On September 1, 2021, the Company completed the sale of its 31.25% interest in Offices at Crystal Lake in West Orange, NJ, totaling 106,345 square feet, for a gross sales price of $1.9 million. 8

Same Store Performance
$ in thousands (unaudited)
Multifamily Same Store(1)
	Three Months Ended September 30,				Nine Months Ended September 30,				Sequential
	2021	2020	Change	%	2021	2020	Change	%	Q3 2021	Q2 2021	Change	%
Total Property Revenues (GAAP)	$39,202	$37,306	$1,896	5.1%	$113,779	$118,824	($5,045)	(4.2%)	$39,202	$37,572	$1,630	4.3%
Real Estate Taxes	6,108	4,958	1,150	23.2%	17,629	15,796	1,833	11.6%	6,108	5,846	262	4.5%
Payroll	2,947	3,171	(224)	(7.1%)	8,396	9,306	(910)	(9.8%)	2,947	2,798	149	5.3%
Repairs & Maintenance	3,313	3,580	(267)	(7.5%)	9,119	8,355	764	9.1%	3,313	3,233	80	2.5%
Utilities	1,274	1,241	33	2.7%	4,017	3,638	379	10.4%	1,274	1,075	199	18.5%
Insurance	799	1,004	(205)	(20.4%)	2,461	2,179	282	12.9%	799	837	(38)	(4.5%)
Marketing	1,252	1,222	30	2.5%	3,453	2,629	824	31.3%	1,252	1,130	122	10.8%
Management Fees & Other	1,504	1,467	37	2.5%	4,662	4,750	(88)	(1.9%)	1,504	1,489	15	1.0%
Total Property Expenses	17,197	16,643	554	3.3%	49,737	46,653	3,084	6.6%	17,197	16,408	789	4.8%
Same Store GAAP NOI(2)	$22,005	$20,663	$1,342	6.5%	$64,042	$72,171	($8,129)	(11.3%)	$22,005	$21,164	$841	4.0%
Total Units	5,499	5,499	-	-	5,499	5,499	-	-	5,499	5,499	-	-
% Ownership	82.9%	82.9%	-	-	82.9%	82.9%	-	-	82.9%	82.9%	-	-
% Occupied - Quarter End	96.4%	86.1%	10.3%	-	96.4%	86.1%	10.3%	-	96.4%	92.0%	4.4%	-

Office Same Store(3)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2021	2020	Change	%	2021	2020	Change	%
Total Property Revenues (GAAP)	$35,881	$36,654	($773)	(2.1%)	$107,131	$110,064	($2,933)	(2.7%)
Real Estate Taxes	4,771	4,933	(162)	(3.3%)	14,925	14,748	177	1.2%
Utilities	1,854	2,193	(339)	(15.5%)	5,743	5,911	(168)	(2.8%)
Operating Services	7,007	8,015	(1,008)	(12.6%)	21,455	22,786	(1,331)	(5.8%)
Total Property Expenses	13,632	15,141	(1,509)	(10.0%)	42,123	43,445	(1,322)	(3.0%)
Same Store GAAP NOI(4)	$22,249	$21,513	$736	3.4%	$65,008	$66,619	($1,611)	(2.4%)
Less: straight-lining of rents adj. and FAS 141	1,930	271	1,659	612.2%	5,689	1,912	3,777	197.5%
Same Store Cash NOI	20,319	21,242	(923)	(4.3%)	59,319	64,707	(5,388)	(8.3%)
Total Properties	6	6	–	–	6	6	–	–
Total Square Footage	4,508,801	4,508,801	–	–	4,508,801	4,508,801	–	–
% Leased - Quarter End	73.3%	76.9%	(3.6%)		73.3%	76.9%	(3.6%)

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Values represent the Company’s pro rata ownership of operating portfolio.
2.	Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
3.	Office Same Store includes all In-Service Waterfront assets and excludes Harborside 1 as it was removed from service in Q4 2019.
4.

The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

Balance Sheet
$ in thousands (unaudited)
ASSETS	September 30, 2021	December 31, 2020
Rental property
Land and leasehold interests	$224,661	$389,692
Buildings and improvements	2,566,674	2,936,071
Tenant improvements	105,531	171,622
Furniture, fixtures and equipment	96,968	83,553
Land and improvements held for development	347,011	324,145
Development and construction in progress	858,130	733,560
	4,198,975	4,638,643
Less – accumulated depreciation and amortization	(561,240)	(656,331)
	3,637,735	3,982,312
Rental property held for sale, net	497,832	656,963
Net Investment in Rental Property	4,135,567	4,639,275
Cash and cash equivalents	23,308	38,096
Restricted cash	19,809	14,207
Investments in unconsolidated joint ventures	148,507	162,382
Unbilled rents receivable, net	72,951	84,907
Deferred charges, goodwill and other assets, net(1)(2)	163,183	199,541
Accounts receivable	3,842	9,378
Total Assets	$4,567,167	$5,147,786
LIABILITIES & EQUITY
Senior unsecured notes, net	–	$572,653
Unsecured revolving credit facility and term loans	174,000	25,000
Mortgages, loans payable and other obligations, net	2,200,947	2,204,144
Dividends and distributions payable	385	1,493
Accounts payable, accrued expenses and other liabilities	160,397	194,717
Rents received in advance and security deposits	27,938	34,101
Accrued interest payable	5,739	10,001
Total Liabilities	2,569,406	3,042,109
Commitments and contingencies
Redeemable noncontrolling interests	518,689	513,297
Total Stockholders’/Members Equity	1,308,025	1,398,817
Noncontrolling interests in subsidiaries:
Operating Partnership	129,748	148,791
Consolidated joint ventures	41,299	44,772
Total Noncontrolling Interests in Subsidiaries	$171,047	$193,563
Total Equity	$1,479,072	$1,592,380
Total Liabilities and Equity	$4,567,167	$5,147,786
1.	Includes mark-to-market lease intangible net assets of $45,291 and mark-to-market lease intangible net liabilities of $25,034 as of Q3 2021.
2.

Includes Prepaid Expenses and Other Assets attributable to Roseland of $13,782 as follows: (i) deposits of $6,549, (ii) other receivables of $3,115, (iii) other prepaids/assets of $1,803, and (iv) prepaid taxes of $2,315.

Income Statement - Quarterly Comparison
$ in thousands, except per share amounts (unaudited)
	Q3 2021			Q3 2020
REVENUES	All Operations	Less: Disc. Ops	Total
Revenue from leases:
Base rents	$66,937	($930)	$66,007	$62,071
Escalations and recoveries from tenants	6,340	(104)	6,236	5,325
Real estate services	2,628	–	2,628	2,876
Parking income	3,952	(2)	3,950	4,033
Hotel income	3,018	–	3,018	893
Other income	1,887	18	1,905	3,999
Total revenues	$84,762	($1,018)	$83,744	$79,197
EXPENSES
Real estate taxes	12,128	(223)	11,905	11,004
Utilities	3,729	(156)	3,573	3,598
Operating services	17,696	(405)	17,291	19,116
Real estate service expenses	3,307	–	3,307	3,299
General and administrative(1)	11,293	(1)	11,292	26,361
Dead deal and transaction-related costs	3,671	–	3,671	2,583
Depreciation and amortization	29,397	(53)	29,344	31,769
Property impairments	–	–	–	36,582
Land and other impairments	3,401	–	3,401	1,292
Total expenses	84,622	(838)	83,784	135,604
Operating Income (expense)	140	(180)	(40)	(56,407)
OTHER (EXPENSE) INCOME
Interest expense	(15,200)	–	(15,200)	(20,265)
Interest and other investment income (loss)	(4,731)	–	(4,731)	3
Equity in earnings (loss) of unconsolidated joint ventures	(1,724)	–	(1,724)	1,373
Realized and unrealized gains (losses) on disposition	(2,391)	(609)	(3,000)	–
Gain on sale from unconsolidated joint ventures	(1,886)	–	(1,886)	–
Total other income (expense)	(25,932)	(609)	(26,541)	(18,889)
Income from continuing operations	(25,792)	(789)	(26,581)	(75,296)
Income from discontinued operations	–	180	180	18,403
Realized gains (losses) on disposition	–	609	609	15,775
Total discontinued operations	–	789	789	34,178
Net Income	(25,792)	–	(25,792)	(41,118)
Noncontrolling interest in consolidated joint ventures	1,137	–	1,137	895
Noncontrolling interests in Operating Partnership from continuing operations	2,884	–	2,884	7,769
Noncontrolling interests in Operating Partnership in discontinued operations	(72)	–	(72)	(3,283)
Redeemable noncontrolling interest	(6,471)	–	(6,471)	(6,471)
Net income (loss) available to common shareholders	($28,314)	–	($28,314)	($42,208)
Basic earnings per common share:
Net income (loss) available to common shareholders			($0.33)	($0.49)
Diluted earnings per common share:
Net income (loss) available to common shareholders			($0.33)	($0.49)
Basic weighted average shares outstanding			90,941,000	90,671,000
Diluted weighted average shares outstanding			99,975,000	100,307,000

1.	General and administrative includes $1.7 million of General and administrative – property level which is also included in multifamily NOI.

Income Statement - Year-to-Date Comparison
$ in thousands, except per share amounts (unaudited)
	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
REVENUES	All Operations	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
Revenue from leases:
Base rents	$217,318	($26,135)	$191,183	$293,450	($102,631)	$190,819
Escalations and recoveries from tenants	18,094	(2,327)	15,767	24,756	(9,843)	14,913
Real estate services	7,748	–	7,748	8,624	–	8,624
Parking income	10,538	(18)	10,520	12,477	(145)	12,332
Hotel income	6,785	–	6,785	3,290	–	3,290
Other income	9,102	(21)	9,081	6,965	56	7,021
Total revenues	$269,585	($28,501)	$241,084	$349,562	($112,563)	$236,999
EXPENSES
Real estate taxes	39,710	(3,752)	35,958	47,401	(14,481)	32,920
Utilities	13,326	(2,510)	10,816	19,177	(8,613)	10,564
Operating services	57,580	(5,749)	51,831	72,698	(21,519)	51,179
Real estate service expenses	9,838	–	9,838	10,107	–	10,107
General and administrative(1)	43,363	(16)	43,347	59,461	(38)	59,423
Dead deal and transaction-related costs	6,416	–	6,416	2,583	–	2,583
Depreciation and amortization	87,375	(965)	86,410	97,078	(3,974)	93,104
Property impairments	6,041	–	6,041	36,582	–	36,582
Land and other impairments	11,333	–	11,333	23,401	–	23,401
Total expenses	274,982	(12,992)	261,990	368,488	(48,625)	319,863
Operating Income (expense)	(5,397)	(15,509)	(20,906)	(18,926)	(63,938)	(82,864)
OTHER (EXPENSE) INCOME
Interest expense	(50,934)	1,570	(49,364)	(65,729)	3,935	(61,794)
Interest and other investment income (loss)	(4,620)	–	(4,620)	43	(1)	42
Equity in earnings (loss) of unconsolidated joint ventures	(2,831)	–	(2,831)	(281)	–	(281)
Realized gains (losses) and unrealized losses on disposition	25,990	(25,469)	521	(31,816)	23,901	(7,915)
Gain on sale of land/other	111	–	111	4,813	–	4,813
Gain on sale from unconsolidated joint ventures	(1,886)	–	(1,886)	–	–	–
Gain (loss) from early extinguishment of debt, net	(46,735)	–	(46,735)	–	–	–
Total other income (expense)	(80,905)	(23,899)	(104,804)	(92,970)	27,835	(65,135)
Income from continuing operations	(86,302)	(39,408)	(125,710)	(111,896)	(36,103)	(147,999)
Income from discontinued operations	–	13,939	13,939	–	60,004	60,004
Realized gains (losses) on disposition	–	25,469	25,469	–	(23,901)	(23,901)
Total discontinued operations	–	39,408	39,408	–	36,103	36,103
Net Income	(86,302)	–	(86,302)	(111,896)	–	(111,896)
Noncontrolling interest in consolidated joint ventures	3,670	–	3,670	1,900	–	1,900
Noncontrolling interests in Operating Partnership of income from continuing operations	12,858	–	12,858	15,859	–	15,859
Noncontrolling interests in Operating Partnership in discontinued operations	(3,583)	–	(3,583)	(3,469)	–	(3,469)
Redeemable noncontrolling interest	(19,413)	–	(19,413)	(19,413)	–	(19,413)
Net income (loss) available to common shareholders	($92,770)	–	($92,770)	($117,019)	–	($117,019)
Basic earnings per common share:
Net income (loss) available to common shareholders			($1.08)			($1.37)
Diluted earnings per common share:
Net income (loss) available to common shareholders			($1.08)			($1.37)
Basic weighted average shares outstanding			90,803,000			90,639,000
Diluted weighted average shares outstanding			99,870,000			100,235,000

1.	General and administrative includes $4.5 million of General and administrative – property level which is also included in multifamily NOI.

FFO & Core FFO
$ in thousands except per share and ratios (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss) available to common shareholders	($28,314)	($42,208)	($92,770)	($117,019)
Add (deduct): Noncontrolling interest in Operating Partnership	(2,884)	(7,769)	(12,858)	(15,859)
Noncontrolling interests in discontinued operations	72	3,283	3,583	3,469
Real estate-related depreciation and amortization on continuing operations(1)	31,624	34,764	92,842	101,856
Real estate-related depreciation and amortization on discontinued operations	53	1,267	965	3,974
Property impairments on continuing operations	–	36,582	–	36,582
Property impairments on discontinued operations	–	–	6,041	–
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	–	–	(2)	–
Gain on sale from unconsolidated joint ventures	1,886	–	1,886	–
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	3,000	–	(521)	7,915
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(609)	(15,775)	(25,469)	23,901
Funds from operations(2)	$4,828	$10,144	($26,303)	$44,819

Add/(Deduct):
(Gain)/Loss from extinguishment of debt, net	–	–	46,735	–
Dead deal and other post-sale items in Other income	–	–	(3,068)	–
Dead deal and transaction-related costs	3,671	2,583	6,416	2,860
Land and other impairments	3,401	1,292	11,333	23,401
Loan receivable loss allowance	5,152	–	5,152	–
Gain on disposition of developable land	–	–	–	(4,813)
CEO and related management changes costs	–	–	2,089	–
Severance/separation costs on management restructuring	438	8,900	8,696	11,738
Reporting system conversion costs	–	–	–	363
Proxy fight costs	–	6,954	–	12,770
Core FFO	$17,490	$29,873	$51,050	$91,138

Diluted weighted average shares/units outstanding(7)	99,975,000	100,307,000	99,870,000	100,235,000

Funds from operations per share-diluted	$0.05	$0.10	($0.27)	$0.45
Core Funds from Operations per share/unit-diluted	$0.17	$0.30	$0.51	$0.91
Dividends declared per common share	$0.00	$0.00	$0.00	$0.40

Notes: See endnotes and “Information About FFO, Core FFO, AFFO,  NOI, Adjusted EBITDA & EBITDAre”.

AFFO & Adjusted EBITDA
$ in thousands, except per share amounts and ratios (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Core FFO (calculated on previous page)	$17,490	$29,873	$51,050	$91,138
Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	(4,316)	(467)	(7,850)	(1,744)
Amortization of market lease intangibles, net(4)	(536)	(858)	(2,187)	(2,661)
Amortization of lease inducements	(18)	(40)	(27)	76
Amortization of stock compensation	2,784	799	7,994	5,907
Non-real estate depreciation and amortization	325	336	979	1,268
Amortization of debt discount/(premium) and mark-to-market, net	–	(237)	231	(713)
Amortization of deferred financing costs	1,179	1,074	3,369	3,158
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(5,651)	(2,975)	(11,006)	(7,325)
Tenant improvements and leasing commissions(5)	(1,136)	(4,057)	(2,408)	(15,052)
Tenant improvements and leasing commissions on space vacant for more than one year	(5,479)	(1,627)	(14,635)	(10,652)
Core AFFO(2)	$4,642	$21,821	$25,510	$63,400

Core FFO (calculated on previous page)	17,490	29,873	51,050	91,138

Deduct:
Equity in earnings (loss) of unconsolidated joint ventures, net	1,724	(1,373)	2,831	282
Equity in earnings share of depreciation and amortization	(2,605)	(3,331)	(7,411)	(10,020)
Add-back:
Interest expense	15,200	21,586	50,934	65,730
Recurring JV distributions	1,024	6,425	5,790	12,566
Income (loss) in noncontrolling interest in consolidated joint ventures	(1,137)	(895)	(3,669)	(1,900)
Redeemable noncontrolling interest	6,471	6,471	19,412	19,412
Income tax expense	125	84	278	124
Adjusted EBITDA	$38,292	$58,840	$119,215	$177,331

Net debt at period end(6)	$2,331,830	$2,858,504	$2,331,830	$2,858,504
Net debt to Adjusted EBITDA	15.2x	12.1x	14.7x	12.1x

Notes: See endnotes and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

EBITDAre - Quarterly Comparison
$ in thousands (unaudited)
	Three Months Ended September 30,
	2021	2020
Net Income (loss) available to common shareholders	($28,314)	($42,208)
Add/(Deduct):
Noncontrolling interest in operating partnership	(2,884)	(7,874)
Noncontrolling interest in discontinued operations	72	3,388
Noncontrolling interest in consolidated joint ventures(a)	(1,137)	(895)
Redeemable noncontrolling interest	6,471	6,471
Interest expense	15,200	21,586
Income tax expense	125	84
Depreciation and amortization	29,397	33,036
Deduct:
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	3,000	–
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(609)	(15,775)
(Gain)/loss on sale from unconsolidated joint ventures	1,886	–
Equity in (earnings) loss of unconsolidated joint ventures	1,724	(1,373)
Add:
Property Impairments	–	36,582
Company's share of property NOI's in unconsolidated joint ventures(1)	6,283	7,518
EBITDAre	$31,214	$40,540
Add:
Severance/Separation costs on management restructuring	438	8,900
Dead deal and other post-sale items in Other income	3,671	2,583
Land and other impairments	3,401	1,292
Loan receivable loss allowance	5,152	–
Proxy fight costs	–	6,954
Adjusted EBITDAre	$43,876	$60,269
(a) Noncontrolling interests in consolidated joint ventures:
BLVD 425	(192)	(395)
BLVD 401	(752)	(200)
Port Imperial Garage South	(111)	(181)
Port Imperial Retail South	(33)	(3)
Other consolidated joint ventures	(49)	(116)
Net losses in noncontrolling interests	(1,137)	(895)
Depreciation in noncontrolling interest in consolidated JV's	693	661
Funds from operations - noncontrolling interest in consolidated JV's	(444)	(234)
Interest expense in noncontrolling interest in consolidated JV's	807	806
Net operating income before debt service in consolidated JV's	363	572

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

Debt Summary & Maturity Schedule
$ in thousands
		%	Weighted Average	Weighted Average
	Balance	of Total	Interest Rate(1)	Maturity in Years
Fixed Rate Debt
Fixed Rate Secured Debt	$1,686,595	70.7%	3.72%	5.49

Variable Rate Debt
Variable Rate Secured Debt	700,068	29.3%	3.36%	2.64
Totals / Weighted Average	$2,386,663	100.0%	3.61%	4.65
Unamortized Deferred Financing Costs	(11,716)
Total Consolidated Debt, net	$2,374,947
Partners’ Share	(74,789)
CLI Share of Total Consolidated Debt, net(2)	$2,300,158

Unconsolidated Secured Debt
CLI Share	353,289	53.3%	3.97%	6.12
Partners’ Share	309,218	46.7%	3.97%	6.12
Total Unconsolidated Secured Debt	$662,507	100.0%	3.97%	6.12

Debt Maturity Schedule

1.	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.11 percent as of September 30, 2021, plus the applicable spread.
2.

Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401, $9.8 million at Port Imperial South Garage, and $1.1 million at Port Imperial South Retail.

Unconsolidated Joint Ventures
$ in thousands
		Physical	CLI's Nominal	Q3 2021	Total	CLI Share	CLI Share
Property	Units	Occupancy	Ownership(1)	NOI(2)	Debt	of Q3 NOI	of Debt

Multifamily
Urby Harborside	762	96.9%	85.0%	$3,597	$191,805	$3,057	$163,034
RiverTrace at Port Imperial	316	95.9%	22.5%	1,508	82,000	339	18,450
Capstone at Port Imperial	360	83.9%	40.0%	1,989	103,954	796	41,582
Riverpark at Harrison	141	97.2%	45.0%	258	30,192	116	13,586
Metropolitan at 40 Park	130	93.8%	25.0%	893	42,567	223	10,642
Metropolitan Lofts	59	100.0%	50.0%	274	18,200	137	9,100
Station House	378	91.8%	50.0%	1,570	93,789	785	46,895
Subtotal - Multifamily	2,146	93.6%	54.9%	$10,089	$562,507	$5,453	$303,289

Retail/Hotel
Hyatt Regency Jersey City	351	68.4%	50.0%	$1,516	$100,000	$758	$50,000
Total Operating				$11,605	$662,507	$6,211	$353,289

Other Unconsolidated JVs				$213	–	$72	–
Total Unconsolidated JVs				$11,818	$662,507	$6,283	$353,289

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Amounts represent the Company’s share based on ownership percentage.
2.	The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 17

Multifamily Portfolio

Operating Portfolio - Multifamily
$ in thousands, except per home
							Operating Highlights
									Average	Average
							Percentage	Percentage	Revenue	Revenue
				Rentable	Avg.	Year	Occupied	Occupied	per Home	per Home	NOI	NOI	NOI	Debt
	Location	Ownership	Apartments	SF	Size	Complete	Q3 2021	Q2 2021	Q3 2021	Q2 2021	Q3 2021	Q2 2021	YTD 2021	Balance

New Jersey Waterfront
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	97.1%	92.6%	$3,156	$3,284	$3,327	$3,176	$9,536	$265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	96.6%	87.6%	2,989	3,092	1,965	1,531	4,970	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	96.2%	86.6%	3,074	3,181	2,328	1,984	6,284	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	94.9%	93.9%	3,121	3,135	1,658	1,690	4,891	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	96.8%	92.8%	3,665	3,800	2,123	1,926	5,923	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	96.9%	93.0%	3,119	2,776	3,597	3,682	11,143	191,805
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	96.9%	93.6%	3,404	3,349	1,726	1,984	5,546	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	95.9%	90.5%	2,982	2,857	1,508	1,504	4,512	82,000
New Jersey Waterfront Subtotal		85.0%	3,644	3,190,217	875		96.5%	91.3%	$3,172	$3,150	$18,232	$17,477	$52,805	$1,211,805

Massachusetts
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	99.4%	93.1%	$2,641	$2,605	$958	$921	$2,864	$58,998
Portside II at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	96.2%	96.2%	2,663	2,713	1,583	1,553	4,721	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	97.0%	92.9%	2,137	2,136	1,384	1,318	4,007	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	96.0%	96.3%	2,115	2,081	1,073	1,152	3,333	72,000
Massachusetts Subtotal		100.0%	1,168	964,781	826		96.9%	94.7%	$2,342	$2,340	$4,998	$4,944	$14,925	$290,998

Other
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	99.5%	96.4%	$2,736	$2,642	$722	$770	$2,295	$43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	98.1%	89.8%	3,594	3,775	505	494	1,552	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	97.2%	93.6%	2,208	2,278	258	352	1,017	30,192
Metropolitan at 40 Park(1)	Morristown, NJ	25.0%	130	124,237	956	2010	93.8%	93.8%	3,025	2,978	574	581	1,678	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	100.0%	94.9%	3,119	2,993	274	114	590	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	91.8%	91.0%	2,528	2,515	1,570	1,379	4,244	93,789
Other Subtotal		61.2%	1,013	903,309	892		95.4%	92.9%	$2,736	$2,728	$3,903	$3,690	$11,376	$262,681

Operating Portfolio(2)		83.9%	5,825	5,058,307	868		96.4%	92.3%	$2,930	$2,914	$27,133	$26,111	$79,106	$1,765,484

Notes:  See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1.	As of September 30, 2021, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2.	Operating Portfolio is properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 121,000 sqft of ground floor retail. 19

Operating Portfolio - Commercial
$ in thousands
						Percentage	Percentage
				Rentable	Year	Leased	Leased	NOI	NOI	NOI	Debt
Commercial	Location	Ownership	Spaces	SF	Complete	Q3 2021	Q2 2021	Q3 2021	Q2 2021	YTD 2021	Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$200	$100	$256	$32,784
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2015	N/A	N/A	(51)	(115)	(320)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	137	210	447	3,813
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2015	100.0%	100.0%	36	(179)	(566)	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,745	2008	58.0%	58.0%	30	(9)	73	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	319	237	787	6,067

Commercial Total		80.9%		733,225		71.5%	71.5%	$671	$244	$677	$42,664

					Average	Average
				Year	Occupancy	Occupancy	ADR	ADR	NOI	NOI	NOI	Debt
Hotels	Location	Ownership	Keys	Complete	Q3 2021	Q2 2021	Q3 2021	Q2 2021	Q3 2021	Q2 2021	YTD 2021	Balance
Envue, Autograph Collection	Weehawken, NJ	100.0%	208	2019	47.4%	27.0%	$197	$171	$198	$198	($378)
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164	2018	73.3%	76.3%	162	145	401	394	784
Marriott Hotels at Port Imperial		100.0%	372		58.8%	48.7%	$162	$145	$599	$592	$406	$89,000

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

In-Construction Portfolio & Land Bank

▪	There is no remaining equity to be funded for all in-construction properties

$ in thousands
				Project Capitalization - Total				Capital as of Q3 2021		Development Schedule

			Apartment				Third						Projected	Projected
			Homes/			MCRC	Party	Dev	Debt		Initial	Project	Stabilized	Stabilized
	Location	Ownership	Keys	Costs	Debt(1)	Capital	Capital	Costs(2)	Balance	Start	Occupancy	Stabilization	Yield on Cost	NOI
Consolidated
RiverHouse 9	Weehawken, NJ	100.0%	313	$143,778	$92,000	$51,778	–	$131,387	$79,609	Q3 2018	Q2 2021	Q4 2021	6.33%	$9,100
The Upton	Short Hills, NJ	100.0%	193	99,412	64,000	35,412	–	92,583	57,171	Q4 2018	Q1 2021	Q4 2021	5.64%	5,604
Haus 25(3)	Jersey City, NJ	100.0%	750	469,510	300,000	169,510	–	406,798	237,288	Q1 2019	Q1 2022	Q3 2023	5.98%	28,098
Consolidated		100.0%	1,256	$712,700	$456,000	$256,700	–	$630,768	$374,068				6.02%	$42,802

Joint Ventures
The Capstone	West New York, NJ	40.0%	360	$192,916	$112,000	$35,529	$45,387	$184,870	$103,954	Q4 2017	Q1 2021	Q4 2021	6.32%	$12,200

Total		86.6%	1,616	$905,616	$568,000	$292,229	$45,387	$815,638	$478,022				6.07%	$55,002

			Percentage	Percentage		Potential
	Units	NOI	Leased	Occupied	Land Bank	Units
Lease-Up Portfolio	Delivered	Q3 2021(4)	Q3 2021	Q3 2021	Hudson Waterfront(5)	6,174
RiverHouse 9	313	$595	90.4%	56.2%	Greater NY/NJ	1,069
The Upton	193	1,281	98.4%	95.9%	Boston Metro	1,164
The Capstone	360	1,989	94.2%	83.9%

Lease-Up Portfolio	866	$3,865	93.8%	76.6%	Land Bank Total	8,407

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. NOI amounts are projected only. In-Construction Portfolio are assets that are under construction and have not yet commenced initial leasing activities. Lease-Up Portfolio are the assets that have commenced initial operations but have not yet achieved Project Stabilization, achieved over 95% leased for six consecutive weeks. Total Costs represents full project budget, including land and developer fees, and interest expense through project completion as evidenced by a certificate of completion or issuance of a final or temporary certificate of occupancy. MCRC Capital  represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Projected Stabilized Residential NOI assumes NOI at projected property revenue at 95% occupancy. Projected Stabilized Yield on Cost represents Projected Stabilized Residential NOI divided by Total Costs.

1.	Represents maximum loan proceeds.
2.	Represents development costs funded with debt or capital as of September 30, 2021.
3.	Haus 25 was previously known as The Charlotte.
4.	Q3 NOI at share of $2.7 million.
5.	850 of the 6,174 units in the Land Bank are associated with sites where the Company does not own the site, but rather has the options to acquire land for development. 21

Office Portfolio

Property Listing

					Avg. Base Rent	2021 Expirations
Building	Location	Total SF	Leased SF	% Leased	+ Escalations(1)	SF	% Total	In-Place Rent

101 Hudson	Jersey City, NJ	1,246,283	1,037,757	83.3%	$45.64	8,563	1%	$41.99
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,283,308	86.3%	41.14	22,300	1%	42.00
Harborside 5	Jersey City, NJ	977,225	429,842	44.0%	43.82	11,514	1%	49.30
Harborside 6	Jersey City, NJ	231,856	91,764	39.6%	42.50	44,222	19%	42.50
111 River Street	Hoboken, NJ	566,215	460,352	81.3%	42.43	–	–	-
Total Waterfront		4,508,801	3,303,023	73.3%	$43.14	86,599	2%	$43.22
Harborside 1(2)	Jersey City, NJ	399,578	–	N/A	N/A	N/A	N/A	N/A
Total Waterfront		4,908,379	3,303,023	67.3%	$43.14	86,599	2%	$43.22
4 Gatehall Drive(3)	Parsippany, NJ	248,480	101,532	40.9%	31.34	–	–	-
23 Main Street(4)	Holmdel, NJ	350,000	350,000	100.0%	23.14	–	–	-
Total Suburban		598,480	451,532	75.4%	$24.98	–	–	–

Total In-Service Office Portfolio		5,107,281	3,754,555	73.5%	$40.95	86,599	2%	$43.22

1.

Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only.  Excludes leases for amenity, parking and month-to-month tenants.  Annualized base rental revenue plus escalations is based on actual September 2021 billings times 12.  For leases whose rent commences after October 1, 2021 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	Harborside 1 was taken out of service in Q4 2019.
3.	On October 20, 2021, the Company completed the sale of 4 Gatehall Drive.
4.	Average base rents + escalations reflect rental values on a triple net basis.

Leasing Rollforwards & Activity

Leasing Rollforwards

For the three months ended September 30, 2021

				Inventory	Leased (sqft)
	Leased (%)	Inventory	Leased (Sqft)	Acquired/	Acquired/	Expiring/	Incoming	Net Leasing	Inventory	Leased (sqft)	Leased (%)
	Q2 2021	Q2 2021	Q2 2021	Disposed	Disposed	Adj. sqft	sqft	Activity	Q3 2021	Q3 2021	Q3 2021

Waterfront	75.4%	4,508,801	3,398,468	–	–	(104,054)	8,609	(95,445)	4,508,801	3,303,023	73.3%
Suburban	71.1%	835,154	593,668	(236,674)	(142,136)	–	–	–	598,480	451,532	75.4%
Subtotals	74.7%	5,343,955	3,992,136	(236,674)	(142,136)	(104,054)	8,609	(95,445)	5,107,281	3,754,555	73.5%

For the nine months ended September 30, 2021

				Inventory	Leased (sqft)
	Leased (%)	Inventory	Leased (Sqft)	Acquired/	Acquired/	Expiring/	Incoming	Net Leasing	Inventory	Leased (sqft)	Leased (%)
	Q4 2020	Q4 2020	Q4 2020	Disposed	Disposed	Adj. sqft	sqft	Activity	Q3 2021	Q3 2021	Q3 2021

Waterfront	77.0%	4,508,801	3,473,808	–	–	(313,032)	142,247	(170,785)	4,508,801	3,303,023	73.3%
Class A Suburban	86.6%	1,755,079	1,519,109	(1,755,079)	(1,523,594)	(16,251)	20,736	4,485	–	–	–
Suburban	74.2%	1,624,244	1,205,429	(1,025,764)	(718,843)	(48,185)	13,131	(35,054)	598,480	451,532	75.4%
Subtotals	78.6%	7,888,124	6,198,346	(2,780,843)	(2,242,437)	(377,468)	176,114	(201,354)	5,107,281	3,754,555	73.5%

Leasing Activity

For the three months ended September 30, 2021

	Number of	Total	New Leases	Renewed / Other	Weighted Avg.	Weighted Avg.	Wtd. Avg.	Wtd. Avg. Costs
	Transactions	sqft	sqft	Retained (sqft)	sqft	Term (Yrs)	Base Rent ($)(1)	sqft Per Year ($)

Waterfront	3	8,609	8,609	–	2,870	4.7	$50.17	–
Suburban	–	–	–	–	–	–	–	–
Subtotals	3	8,609	8,609	–	2,870	–	$50.17	–

1.	Inclusive of escalations. 24

Top 15 Tenants

		Annualized	Company	Square		Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($'000)(1)	Rental Revenue (%)(2)	Leased	Leased sqft (%)(2)	Expiration

John Wiley & Sons Inc.	1	$10,888	8.8%	290,353	8.2%	2033
Mufg Bank Ltd.	1	9,939	8.0%	237,350	6.7%	2029
Merrill Lynch Pierce Fenner	1	9,418	7.6%	388,207	10.9%	2027
E-Trade Financial Corporation	1	5,396	4.3%	132,265	3.7%	2031
Vonage America Inc.	1	5,023	4.0%	350,000	9.9%	2023
Arch Insurance Company	1	4,326	3.5%	106,815	3.0%	2024
Brown Brothers Harriman & Co.	1	3,800	3.1%	114,798	3.2%	2026
First Data Corporation	1	3,725	3.0%	88,374	2.5%	(3)
Sumitomo Mitsui Banking Corp	1	3,693	3.0%	111,105	3.1%	2036
Tp Icap Americas Holdings Inc	1	3,446	2.8%	100,759	2.8%	(4)
Cardinia Real Estate Llc	1	3,175	2.6%	79,771	2.2%	2032
New Jersey City University	1	3,011	2.4%	84,929	2.4%	2035
Zurich American Ins. Co.	1	2,915	2.4%	64,414	1.8%	2032
Betmgm Llc	1	2,800	2.2%	71,343	2.0%	(5)
Amtrust Financial Services	1	2,614	2.1%	76,892	2.2%	2023
Totals		$74,169	59.8%	2,297,375	64.6%

1.

Annualized base rental revenue is based on actual September 2021 billings times 12. For leases whose rent commences after October 1, 2021, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	Represents the percentage of space leased and annual base rental revenue to commercial tenants only.
3.	First Data Corporation – 8,014 square feet expire in 2026; 80,360 square feet expire in 2029.
4.	TP Icap Americas Holdings – 63,372 square feet expire in 2023; 37,387 square feet expire in 2033.
5.	Betmgm – 22,300 square feet expire in October 31, 2021; 49,043 square feet expire in 2032. 25

Lease Expirations

		Net Rentable Area	Percentage of Total Leased	Annualized Base	Average Annualized Base Rent	Percentage of Annual
Year of Expiration/Market	Number of	Subject to Expiring	Square Feet Represented	Rental Revenue Under	Per Net Rentable Square Foot	Base Rent Under
	Leases Expiring(1)	Leases (sqft)	by Expiring Leases (%)	Expiring Leases ($'000)(2)(3)	Represented by Expiring Leases ($)	Expiring Leases (%)
2021
Waterfront	4	86,599	2.4%	$3,682	$42.52	3.0%
TOTAL – 2021	4	86,599	2.4%	$3,682	$42.52	3.0%
2022
Waterfront	13	105,797	3.0%	$4,233	$40.00	3.4%
Suburban	3	11,356	0.3%	315	27.76	0.3%
TOTAL – 2022	16	117,153	3.3%	$4,548	$38.82	3.7%
2023
Waterfront	12	326,899	9.2%	$12,637	$38.66	10.2%
Suburban	1	350,000	9.8%	5,023	14.35	4.0%
TOTAL – 2023	13	676,899	19.0%	$17,660	$26.09	14.2%
2024
Waterfront	16	263,231	7.4%	$10,899	$41.41	8.8%
TOTAL – 2024	16	263,231	7.4%	$10,899	$41.41	8.8%
2025
Waterfront	10	108,891	3.1%	$3,318	$30.47	2.7%
Suburban	2	15,808	0.4%	460	29.07	0.3%
TOTAL – 2025	12	124,699	3.5%	$3,778	$30.29	3.0%
2026
Waterfront	11	249,982	7.0%	$9,197	$36.79	7.4%
Suburban	9	73,916	2.1%	2,175	29.42	1.8%
TOTAL – 2026	20	323,898	9.1%	$11,372	$35.11	9.2%
2027 AND THEREAFTER
Waterfront	50	1,962,470	55.3%	$72,016	$36.70	58.1%
TOTAL – 2027 AND THEREAFTER	50	1,962,470	55.3%	$72,016	$36.70	58.1%

TOTALS BY TYPE
Waterfront	116	3,103,869	87.4%	$115,982	$37.37	93.6%
Suburban	15	451,080	12.6%	7,973	17.68	6.4%
Totals/Weighted Average	131	3,554,949	100.0%	$123,955	$34.87	100.0%

1.	Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month‑to‑month tenants. Some tenants have multiple leases.
2.

Annualized base rental revenue is based on actual September 2021 billings times 12. For leases whose rent commences after October 1, 2021, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

3.	Includes leases in effect as of the period end date, some of which have commencement dates in the future.

Endnotes

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre

(1)

Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,605 and $3,331 for the three months ended September 30, 2021 and 2020, respectively, and $7,413 and $10,020 for the nine months ended September 30, 2021 and 2020, respectively.  Excludes non-real estate-related depreciation and amortization of $325 and $336 for the three months ended September 30, 2021 and 2020, respectively, and $979 and $1,268 for the nine months ended September 30, 2021 and 2020.

(2)

Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

(3)

Includes free rent of $6,642 and $3,930 for the three months ended September 30, 2021 and 2020, respectively, and $14,831 and $10,187 for the nine months ended September 30, 2021 and 2020, respectively. Also includes the Company's share from unconsolidated joint ventures of $687 and $52 for the three months ended September 30, 2021 and 2020, respectively, and $821 and $69 for the nine months ended September 30, 2021 and 2020, respectively.

(4)

Includes the Company's share from unconsolidated joint ventures of $0 and $0 for the three months ended September 30, 2021 and 2020, respectively, and $0 and $0 for the nine months ended September 30, 2021 and 2020, respectively.

(5)	Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.
(6)

Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.

(7)

Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,758 and 9,411 for the three months ended September 30, 2021 and 2020, respectively, and 8,708 and 9,397 for the nine months ended September 30, 2021 and 2020, respectively.

Reconciliation of Net Income (Loss) to NOI (three months ended)
$ in thousands (unaudited)
	Q3 2021			Q2 2021
	Office / Corp	Multifamily	Total	Office / Corp	Multifamily	Total
Net Income (loss)	($7,342)	($18,450)	($25,792)	($50,891)	($23,140)	($74,031)
Deduct:
Real estate services income	–	(2,628)	(2,628)	(4)	(2,589)	(2,593)
Interest and other investment loss (income)	4,732	(1)	4,731	(95)	–	(95)
Equity in (earnings) loss of unconsolidated joint ventures	(21)	1,745	1,724	14	(363)	(349)
General & Administrative - property level	–	(1,722)	(1,722)	–	(1,501)	(1,501)
Realized and unrealized (gains) losses on disposition	3,000	–	3,000	(5,601)	–	(5,601)
(Gain) loss on disposition of developable land	–	–	–	(111)	–	(111)
(Gain) loss on sale of investment in unconsolidated joint venture	1,886	–	1,886	–	–	–
(Gain) loss from early extinguishment of debt, net	–	–	–	46,735	–	46,735
Add:
Real estate services expenses	32	3,275	3,307	50	3,163	3,213
General and administrative	8,550	2,742	11,292	9,476	8,593	18,069
Dead deal and transaction-related costs	580	3,091	3,671	1,495	1,250	2,745
Depreciation and amortization	12,913	16,431	29,344	13,429	15,717	29,146
Interest expense	4,296	10,904	15,200	7,192	9,639	16,831
Property impairments	–	–	–	6,041	–	6,041
Land impairments	(3,380)	6,781	3,401	–	7,519	7,519
Net operating income (NOI)	$25,246	$22,168	$47,414	$27,730	$18,288	$46,018

Summary of Consolidated Multifamily NOI by Type (unaudited):		Q3 2021		Q2 2021
Total Consolidated Multifamily - Operating Portfolio		$19,352		$18,499
Total Consolidated Commercial		352		7

Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):		19,704		18,506
NOI (loss) from services, land/development/repurposing & other assets		2,464		(218)

Total Consolidated Multifamily NOI		$22,168		$18,288

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Mack-Cali Realty Corporation	New York Stock Exchange	Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	Harborside 3, 210 Hudson St., Ste. 400
(732) 590-1010	Common Shares: CLI	Jersey City, New Jersey 07311

David Smetana
Chief Financial Officer
Phone: (732) 590-1035
E-Mail: Dsmetana@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Mahbod Nia	David Smetana	Gary Wagner	Ricardo Cardoso
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary	EVP and Chief Investment Officer

Anna Malhari	Giovanni M. DeBari
Chief Operating Officer	Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch	Citigroup	Green Street Advisors	Truist
James C. Feldman	Michael Bilerman	Danny Ismail	Michael R. Lewis

BTIG, LLC	Deutsche Bank North America	JP Morgan	Evercore ISI
Thomas Catherwood	Derek Johnston	Anthony Paolone	Steve Sakwa

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack‑Cali Realty Corporation or its management.  Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.